UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 13, 2018

SHUTTERFLY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33031	94-3330068
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2800 Bridge Parkway

Redwood City, California 94065

(Address of principal executive offices, including zip code)

(650) 610-5200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

As part of the syndication process for the $825.0 million secured term loan facility subject to that certain previously announced debt commitment letter entered into between Shutterfly, Inc., a Delaware corporation (“Shutterfly”), and Morgan Stanley Senior Funding, Inc., representatives of Shutterfly will make a presentation to potential lenders that includes the presentation furnished as Exhibit 99.1 to this Current Report on Form 8-K (the “Lender Presentation”) and incorporated herein by reference.

The Lender Presentation includes certain financial measures that are not in accordance with accounting principles generally accepted in the United States (“GAAP”) and a discussion of the reasons why Shutterfly’s management believes that presentation of the non-GAAP financial measures provides useful information regarding Shutterfly’s financial condition and results of operations. Reconciliations of the non-GAAP financial measures to GAAP appear in the Lender Presentation furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in the Lender Presentation is summary information that is intended to be considered in the context of Shutterfly’s Securities and Exchange Commission (“SEC”) filings and other public announcements that Shutterfly may make, by press release or otherwise, from time to time. Shutterfly undertakes no duty or obligation to publicly update or revise the information contained in this Current Report on Form 8-K, although it may do so from time to time as its management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

The information set forth in this Item 7.01 and in Exhibit 99.1 is being furnished in this Current Report on Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Lenders’ Presentation dated February 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHUTTERFLY, INC.

By:	/s/ Michael Pope
Michael Pope Senior Vice President and Chief Financial Officer

Date: February 13, 2018